Effective immediately, the sub-section entitled “Other Accounts” in Appendix C entitled “Portfolio Manager(s)” is hereby restated in its entirety as follows:

Other Accounts
In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of May 31, 2011, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James J. Calmas	8	$2.8 billion	3	$1.3 billion	0	N/A
William J. Adams	13	$4.6 billion	7	$2.0 billion	0	N/A
David P. Cole	13	$4.6 billion	3	$1.1 billion	0	N/A
Robert D. Persons	13	$12.7 billion	2	$609.6 million	3	$660.8 million
Matthew W. Ryan	11	$6.3 billion	9	$3.2 billion	7	$6.0 billion
Erik S. Weisman	10	$3.7 billion	4	$1.8 billion	1	$2.8 million

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.